                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549-1004


                                   FORM 8-K

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       August 21, 1998
                                                --------------------------------

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 3
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Florida                       0-14122                 36-3330657
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


Two North Riverside Plaza, Suite 1000, Chicago, Illinois         60606-2607
--------------------------------------------------------------------------------
        (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code         (312) 207-0020
                                                  ------------------------------

--------------------------------------------------------------------------------
     (Former name or former address, if changed since last report.)



                      This document consists of 98 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS
------  ---------------------

1605 Main Street Associates, a joint venture in which First Capital Institutional Real Estate, Ltd. - 3, (the "Registrant") owns a 50% interest, sold its interest in the real property commonly known as Ellis Building ("Ellis"), located in Sarasota, Florida to Tricony Sarasota LTD., a Florida Limited Partnership (the "Purchaser").

The closing of this transaction occurred on August 21, 1998. Ellis was sold for $13,875,000 in cash to an unrelated party pursuant to arm's-length negotiations. The Registrant's share of Sale Proceeds approximated $6,675,000, which was net of actual and estimated closing expenses. For the quarter ending September 30, 1998, the Registrant will record a net gain for financial reporting purposes of approximately $2,950,000 from this transaction. The Registrant will distribute substantially all of the Sale Proceeds on February 28, 1999 to Limited Partners of record as of August 21, 1998.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (page 5) Pro Forma Financial Information

     Exhibits

     2.1 (page 10) Closing Statement, dated August 21, 1998, between the Registrant and the Purchaser.

     2.2 (page 18) Contract for Purchase of Real Property, executed in June 1998 between the Registrant and the Purchaser.


No information is required under Items 1, 3, 4, 5, 6 and 8; therefore; those Items have been omitted.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 3

                               By: FIRST CAPITAL FINANCIAL CORPORATION
                                   As General Partner


September 8, 1998              By: /s/ NORMAN M. FIELD
-----------------                  --------------------------------------
     (Date)                            NORMAN M. FIELD
                                   Vice President - Finance and Treasurer

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 3


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of Ellis had occurred on June 30, 1998. The accompanying unaudited Pro Forma Statement of Income and Expenses for the six months ended June 30, 1998 has been presented as if the sale of Ellis had occurred on December 31, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1997 has been presented as if the sales of Ellis, Park Plaza Professional Building (sold in December 1997) and 3120 Southwest Freeway Office Building (sold in February 1997) had occurred on December 31, 1996. The properties sold in 1997 are hereafter collectively referred to as the "Sold Properties". In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of the Sold Properties have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1996 and 1997 and June 30, 1998, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 3

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS

                                                             June 30, 1998
                                              -------------------------------------------
                                                                               Pro Forma
                                                Balance         Pro Forma       Balance
                                                 Sheet         Ajustments        Sheet
                                              ------------    ------------    -----------
Investment in commercial rental property:
 Land                                         $    860,000    $   (860,000)
 Buildings and improvements                      5,467,700      (5,467,700)
                                              ------------    -------------   -----------

                                                 6,327,700      (6,327,700)
 Accumulated depreciation and amortization      (2,557,300)      2,557,300
                                              ------------    ------------    -----------

 Total investment property, net of
  accumulated depreciation and amortization      3,770,400      (3,770,400)

Cash and cash equivalents                        4,638,900       6,584,300    $11,223,200
Investment in debt securities                      993,300                        993,300
Restricted cash                                     50,000         (50,000)
Rents receivable                                     3,800           5,600          9,400
Investment in joint venture                      5,017,800                      5,017,800
Other assets                                        41,900         (16,700)        25,200
                                              ------------    ------------    -----------

                                              $ 14,516,100    $  2,752,800    $17,268,900
                                              ============    ============    ===========

                            LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
 Accounts payaable and accrued expenses       $    200,500    $   (131,400)   $    69,100
 Due to Affiliates                                  65,500                         65,500
 Security deposits                                  20,400         (20,400)
 Distributions payable                             355,700       6,673,000      7,028,700
 Other liabilities                                  28,500                         28,500
                                              ------------    ------------    ------------

                                                   670,600       6,521,200      7,191,800
                                              ------------    ------------    ------------
Partners' capital:
 General partner (deficit)                        (136,500)         29,500       (107,000)
 Limited Partners (45,737 Units issued
  and outstanding                               13,982,000      (3,797,900)    10,184,100
                                              ------------    ------------    -----------

                                                13,845,500      (3,768,400)    10,077,100
                                              ------------    ------------    -----------

                                              $ 14,516,100    $  2,752,800    $17,268,900
                                              ============    ============    ===========

         The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSITUTIONAL REAL ESTATE, LTD. - 3

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

         (All dollars rounded to nearest 00s except per Unit amounts)

                                            Six Months Ended June 30, 1998
                                        --------------------------------------
                                                                    Pro Forma
                                        Statement of               Statement of
                                         Income and   Pro Forma     Income and
                                          Expenses   Adjustments     Expenses
                                        -----------  -----------   ------------
Income:
 Rental                                 $  665,700   $  (665,700)  $
 Interest                                  332,400        (7,000)       325,400
                                        ----------   -----------   ------------
                                           998,100      (672,700)       325,400
                                        ----------   -----------   ------------

Expenses:
 Depreciation and amortization             119,800      (119,800)
 Property operating:
  Affiliates                                33,700       (33,700)
  Nonaffiliates                            151,600      (151,600)
 Real estate taxes                          47,500       (47,500)
 Insurance - Affiliate                       5,400        (5,400)
 Repairs and maintenance                    87,300       (87,300)
 General and administrative:
  Affiliates                                 9,900                        9,900
  Nonaffiliates                             70,200                       70,200
                                        ----------   -----------   ------------
                                           524,400      (445,300)        80,100
                                        ----------   -----------   ------------

Income before income from participation
  in joint venture                         472,700      (227,400)       245,300

 Income from participation in joint
   venture                                 170,900                      170,900
                                        ----------   -----------   ------------

Net income                              $  643,600   $  (227,400)  $    416,200
                                        ==========   ===========   ============

Net income allocated to General Partner $   71,200   $   (13,500)  $     57,700
                                        ==========   ===========   ============
Net income allocated to Limited
 Partners                               $  572,400   $  (213,900)  $    358,500
                                        ==========   ===========   ============

Net income allocated to Limited
 Partners per Unit (45,737 Units
 outstanding)                           $    12.52  $      (4.68)  $       7.84
                                        ==========  ============   ============

         The accompanying notes are an integral part of the pro forma financial statements

              FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. -- 3

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                               Year Ended December 31, 1997
                                               ----------------------------------------------------------
                                                                                   Sold       Pro Forma
                                                                   Ellis        Properties   Statement of
                                               Statement of      Pro Forma       Pro Forma    Income and
                                                Income and      Adjustments     Adjustment     Expenses
                                                 Expenses       (Unaudited)     (Unaudited)   (Unaudited)
                                                ----------      -----------     -----------   -----------
Income:
  Rental                                        $2,846,600      $(1,285,600)    $(1,561,000)    $
  Interest                                         298,700           (2,700)         (3,900)     292,100
  Net gain on sale of property                     183,500                         (183,500)           0
                                                ----------      -----------     -----------     --------
                                                 3,328,800       (1,288,300)     (1,748,400)     292,100
                                                ----------      -----------     -----------     --------
Expenses:
  Depreciation and amortization                    701,100         (234,900)       (466,200)
  Property operating:
    Affiliates                                     210,300          (87,700)       (122,600)
    Nonaffiliates                                  588,200         (245,700)       (342,500)
  Real estate taxes                                301,400          (88,800)       (212,600)
  Insurance -- Affiliate                            27,200          (12,200)        (15,000)
  Repairs and maintenance                          463,800         (166,500)       (297,300)
  General and administrative:
    Affiliates                                      19,400                                        19,400
    Nonaffiliates                                  127,900                                       127,900
                                                ----------      -----------     -----------     --------
                                                 2,439,300         (835,800)     (1,456,200)     147,300
                                                ----------      -----------     -----------     --------
Income before income from participation in
  joint venture                                    889,500         (452,500)       (292,200)     144,800

  Income from participation in joint venture       423,600                                       423,600
                                                ----------      -----------     -----------     --------
Net income                                       1,313,000         (452,500)       (292,200)     568,400
                                                ==========      ===========     ===========     ========
Net income allocated to General Partner            189,000          (56,000)        (46,800)      86,300
                                                ==========      ===========     ===========     ========
Net income allocated to Limited Partners         1,124,000         (396,500)       (245,400)     482,100
                                                ==========      ===========     ===========     ========
Net income allocated to Limited
  Partners per Unit (45,737 Units
  outstanding                                   $    24.58      $     (8.67)    $     (5.37)    $  10.54
                                                ==========      ===========     ===========     ========

         The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 3

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1)  For the purpose of the Pro Forma Balance Sheet:

    a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, restricted cash, rents receivable, other assets, accounts payable and accrued expenses and security deposits have been adjusted as of June 30, 1998 to reflect the sale of the Registrant's interest in Ellis.

    b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the purchaser of Ellis.

    c) Distributions payable has been adjusted to reflect the amount of the special distribution of Sale Proceeds of Ellis to Limited Partners as if such special distribution had been declared as of June 30, 1998.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the six months ended June 30, 1998 and for the year ended December 31, 1997, the adjustments to the income and expenses reflect the Registrant's interest in Ellis and the operations of the Sold Properties.